Loss per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Loss per share	Loss per share
Accounting policy
Loss per share is calculated by dividing the net loss due to shareholders of the Company by the weighted average number of ordinary shares outstanding during the period.
The diluted loss per share is calculated by dividing the results by the weighted average number of common shares in circulation, increased by all dilutive potential common shares. The dilutive potential common shares include, in particular, the share subscription warrants, stock options, free shares, founder subscription warrants and equity line warrants as detailed in Note 10 and 17.
Dilution is defined as a reduction of earnings per share or an increase of loss per share. When the exercise of outstanding share options and warrants decreases loss per share, they are considered to be anti-dilutive and excluded from the calculation of loss per share.

	For the year ended December 31,
	2022	2021	2020
Net loss for the period (in thousands of euros)	(57,041)	(47,063)	(33,590)
Weighted average number of shares	34,851,868	34,733,418	24,385,827
Basic loss per share (in euros)	(1.64)	(1.35)	(1.38)
Diluted loss per share (in euros)	(1.64)	(1.35)	(1.38)
Instruments providing deferred access to capital are considered to be anti-dilutive because they result in a decrease in the loss per share. Therefore, diluted loss per share is identical to basic loss per share as all equity instruments issued but not granted, representing as of December 31, 2022, 8,713,246 potential additional ordinary shares, have been considered antidilutive (including 5,200,000 equity line related warrants, please refer to Note 10 for more details).